UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 29, 2012 (October 5, 2012)
ENERGY TRANSFER EQUITY, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	1-32740	30-0108820
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
3738 Oak Lawn Avenue
Dallas, Texas 75219
(Address of principal executive offices)
(214) 981-0700
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: Energy Transfer Equity, L.P. ("ETE") filed a Current Report on Form 8-K on October 5, 2012 (the “Original Report”) to report, among other things, Energy Transfer Partners, L.P.'s ("ETP") acquisition of Sunoco, Inc. ("Sunoco). Immediately following the closing of the acquisition of Sunoco, ETE contributed its interest in Southern Union Company ("Southern Union") to ETP Holdco Corporation ("ETP Holdco"), in exchange for a 60% equity interest in ETP Holdco. In conjunction with ETE's contribution, ETP contributed its interest in Sunoco to ETP Holdco and will retain a 40% equity interest in ETP Holdco. Prior to the contribution of Sunoco to ETP Holdco, Sunoco contributed its interests in Sunoco Logistics Partners L.P. to ETP in exchange for 90,706,000 Class F Units representing limited partner interests in ETP ("Class F Units"). This Current Report on Form 8-K/A (the “Amendment”) supplements the Original Report to include unaudited pro forma condensed consolidated financial information.
Item 8.01. Other Events.

Pro Forma Financial Information

Exhibit 99.1 to this Current Report on Form 8-K/A presents the following unaudited pro forma condensed consolidated financial information of ETE and its subsidiaries, which has been prepared in accordance with Article 11 of Regulation S-X:

•	Unaudited pro forma condensed consolidated balance sheet as of June 30, 2012;

•	Unaudited pro forma condensed consolidated statement of continuing operations for the six months ended June 30, 2012;

•	Unaudited pro forma condensed consolidated statement of continuing operations for the year ended December 31, 2011; and

•	Notes to unaudited pro forma condensed consolidated financial statements.

The historical financial statements of Sunoco for the six months ended June 30, 2012 and 2011and the historical financial statements for the years ended December 31, 2011, 2010, and 2009 are incorporated by reference into exhibits 99.2 and 99.3, respectively.
Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

23.1	Consent of Ernst & Young LLP
99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements
99.2
Sunoco, Inc. and Subsidiaries Condensed Consolidated Financial Statements for the Six Months Ended June 30, 2012 and 2011 (incorporated by reference to Part I, Item 1 of Form 10-Q filed by Sunoco, Inc. on August 2, 2012)

99.3
Sunoco, Inc. and Subsidiaries Consolidated Financial Statements for the Years Ended December 31, 2011, 2010 and 2009 (incorporated by reference to Exhibit 99.3 to Form 8-K filed by Sunoco, Inc. on June 22, 2012)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY TRANSFER EQUITY, L.P.
	By:	LE GP, LLC
its general partner

Date: October 29, 2012	/s/ John W. McReynolds
John W. McReynolds
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Ernst & Young LLP
99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements
99.2
Sunoco, Inc. and Subsidiaries Condensed Consolidated Financial Statements for the Six Months Ended June 30, 2012 and 2011 (incorporated by reference to Part I, Item 1 of Form 10-Q filed by Sunoco, Inc. on August 2, 2012)

99.3
Sunoco, Inc. and Subsidiaries Consolidated Financial Statements for the Years Ended December 31, 2011, 2010 and 2009 (incorporated by reference to Exhibit 99.3 to Form 8-K filed by Sunoco, Inc. on June 22, 2012)